[EXHIBIT 32.2]

          CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of RAM Venture Holdings Corp. for the quarter September 30, 2004, I, Jeff Harris, Chief Financial Officer of RAM Venture Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)   such Quarterly Report on Form 10-QSB for the quarter  ended
September  30,  2004,  fully complies with  the  requirements  of section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

(2)   the information contained in such Quarterly Report on  Form
10-Q for the quarter ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of RAM Venture Holdings Corp.

RAM VENTURE HOLDINGS CORP.


Date: November 17, 2004       By:/s/ Jeff Harris
                                 ------------------------------------
                                 Jeff Harris, Chief Financial Officer